                                                                    EXHIBIT 99.1


                          CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named as a nominee to the Board of Directors of Visteon Corporation, a Delaware corporation, in its Registration Statement on Form S-1, (File No. 333-38388), and any and all amendments or supplements thereto, to be filed with the U.S. Securities and Exchange Commission.


June 5, 2000                                 /s/ ROBERT N. TEETER
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                                             SIGNATURE

                                             ROBERT N. TEETER
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                                             TYPE OR PRINT NAME